Exhibit 10.1

FORM OF Amendment No. 9 to Lois K. Zabrocky’s Employment Agreement

This Amendment No. 9 (the “Amendment”), dated as of March 14, 2024 (the “Effective Date”), is between International Seaways, Inc. (the “Company”) and Lois K. Zabrocky (the “Executive”).

WHEREAS, Overseas Shipholding Group, Inc. (“OSG”) and the Executive previously entered into an employment agreement, dated September 29, 2014 and as amended as of March 30, 2016; August 3, 2016; and November 7, 2016, which was assumed by the Company and subsequently further amended as of April 4, 2018; April 5, 2019; April 2, 2020; April 7, 2022; and March 8, 2023 (the “Employment Agreement”).

WHEREAS, the Employment Agreement was assigned to the Company on November 30, 2016 in connection with the spin-off of the Company from OSG (the “Assignment”).

WHEREAS, pursuant to Section 13(g) of the Employment Agreement, following the Assignment, references to “the Company” in the Employment Agreement constitute a reference to the Company (rather than to OSG).

WHEREAS, the Company and the Executive wish to amend the Employment Agreement in accordance with Section 13(c) thereof.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

1.	Section 3(a) is hereby amended by replacing “$750,000” with “$800,000”.

2.	Except as provided herein, the terms and conditions of the Employment Agreement shall remain in full force and effect and shall be binding on the Company in the same manner and to the same extent as on OSG if no assignment to the Company had taken place.

3.	This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement as of the date first written above.

Lois K. Zabrocky

International Seaways, Inc.

Name:

Title: